Exhibit 10.1

2014 Compensation Information for Registrant’s Executive Officers

The following provides information regarding the base salary and certain other compensatory arrangements applicable to each “named executive officer” (as defined under applicable securities laws) of GTx, Inc. (the “Company”) who service continued as of January 1, 2014, and to its other executive officer:

Executive Officer	Title	2014 Annual Base Salary ($)(1)
Mitchell S. Steiner(2)	Chief Executive Officer and Vice-Chairman of the Board (Former)	452,088
Marc S. Hanover(3)	Interim Chief Executive Officer, President and Chief Operating Officer	393,317
James T. Dalton(4)	Vice President, Chief Scientific Officer	375,000
Henry P. Doggrell	Vice President, Chief Legal Officer and Secretary	363,576
Jason T. Shackelford(5)	Corporate Controller and Director of Accounting (Principal Financial and Accounting Officer)	178,010

(1)         Effective January 1, 2014.

(2)         Dr. Steiner resigned from his positions as the Company’s Chief Executive Officer and Vice-Chairman of the Board, effective April 3, 2014.  A description of the severance agreement the Company entered into with Dr. Steiner in connection with his resignation is included under Item 5.02 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 4, 2014, and is incorporated by reference herein.

(3)         Mr. Hanover was appointed as our interim Chief Executive Officer, effective April 3, 2014. A description of the compensatory arrangements provided to Mr.  Hanover in connection with his appointment as the Company’s interim Chief Executive Officer is included under Item 5.02 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 4, 2014, and is incorporated by reference herein.  There was no modification to Mr. Hanover’s 2014 annual base salary in connection with his appointment as interim Chief Executive Officer.

(4)         Dr. Dalton notified the Company of his decision to resign from his employment with GTx, effective August 31, 2014.

(5)         Mr. Shackelford was appointed as our acting Principal Financial Officer, effective April 3, 2014 and as our acting Principal Accounting Officer, effective December 31, 2013.  Effective May 12, 2014, Mr. Shackelford’s annual base salary was increased to $210,000.

A description of the retention benefits and arrangements provided to the Company’s executive officers is included under Item 5.02 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 1, 2013, and is incorporated by reference herein.